UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

GGP INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 17, 2017.

Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 20, 2017
	Date: May 17, 2017	Time: 9:00 a.m., Local Time
	Location:	GGP's Principal Executive Offices
110 North Wacker Drive
Chicago, IL 60606
For directions please visit our website at: www.ggp.com

GGP INC. 110 N. WACKER DR. CHICAGO, IL 60606
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow à	XXXX XXXX XXXX XXXX	(located on the
following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à		XXXX XXXX XXXX XXXX
(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2017 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person:
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an admission ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:
To vote now by Internet, go to www.proxyvote.com.
Have the information that is printed in the box marked by the arrow à	XXXX XXXX XXXX XXXX	(located on the
following page) available and follow the instructions.
Vote By Mail:
You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING DIRECTOR NOMINEES:			THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "1 YEAR" FOR THE FOLLOWING PROPOSAL:

1a.	Richard B. Clark	2.	Approval, on an advisory basis, of the frequency of the advisory vote on executive compensation.
1b.	Mary Lou Fiala
1c.	J. Bruce Flatt		THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:
1d.	Janice R. Fukakusa
1e.	John K. Haley	3.	Approval, on an advisory basis, of the compensation paid to the named executive officers.
1f.	Daniel B. Hurwitz
1g.	Brian W. Kingston	4.	Ratification of the selection of independent registered public accounting firm.
1h.	Christina M. Lofgren
1i.	Sandeep Mathrani	5.	Approval of an amendment to the Certificate of Incorporation to eliminate the "for cause" requirement for stockholder removal of a director.

			THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THE FOLLOWING PROPOSAL:

		6.	Approval of a stockholder resolution concerning the adoption by the Board of a "proxy access" bylaw.

			In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

e the reverse side of this notice to obtain proxy materials and voting instructions.